-------------------------
                                                       OMB APPROVAL
                                                       -------------------------
                                                       OMB Number: 3235-0570

                                                       Expires: August 31, 2011

                                                       Estimated average burden
                                                       hours per response: 18.9
                                                       -------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09911
                                  ------------------------------------

                            Hussman Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  5136 Dorsey Hall Drive         Ellicott City, Maryland             21042
--------------------------------------------------------------------------------
          (Address of principal executive offices)                 (Zip code)

                                 John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (410) 715-1145
                                                    ----------------------
Date of fiscal year end:        June 30, 2008
                           -------------------------

Date of reporting period:       June 30, 2008
                           -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.     REPORTS TO STOCKHOLDERS.

      [LOGO OMITTED] HUSSMAN
                       FUNDS

                            HUSSMAN INVESTMENT TRUST


                         HUSSMAN STRATEGIC GROWTH FUND



            V                              MARKET ACTION
            A                        FAVORABLE        UNFAVORABLE
            L                      --------------    -------------
            U     FAVORABLE       |  AGGRESSIVE  |  |  MODERATE   |
            A                      --------------    -------------
            T     UNFAVORABLE     |   POSITIVE   |  |    HEDGED   |
            I                      --------------    -------------
            O
            N


                       HUSSMAN STRATEGIC TOTAL RETURN FUND

                        --------
                   M   |        |
                T  A   |        |   --------
                A  T   |        |  |        |
                R  U   |        |  |        |   --------
                G  R   |        |  |        |  |        |
                E  I   |        |  |        |  |        |   --------
                T  T   |  LONG  |  | MEDIUM |  |  NEAR  |  | SHORT  |
                   Y    --------    --------    --------    --------
                         HIGH &      HIGH &      LOW &       LOW &
                         FALLING     RISING      FALLING     RISING
                         YIELDS      YIELDS      YIELDS      YIELDS


                                  ANNUAL REPORT
                                  JUNE 30, 2008

[LOGO OMITTED] HUSSMAN
                 FUNDS

                             STRATEGIC GROWTH FUND

          Comparison of the Change in Value of a $10,000 Investment in
      Hussman Strategic Growth Fund versus the Standard & Poor's 500 Index and the Russell 2000 Index (a)

                              [LINE GRAPH OMITTED]

                           HSGFX equity investments
  Hussman Strategic          equivalents and cash
 Growth Fund (HSGFX)          only (unhedged)               S&P 500 Index             Russell 2000 Index
----------------------      ----------------------      ----------------------      ----------------------
7/24/2000     $10,000       7/24/2000     $10,000       7/24/2000     $10,000       7/24/2000     $10,000
7/31/2000      10,000       7/31/2000       9,997       7/31/2000       9,773       7/31/2000       9,736
8/31/2000      10,030       8/31/2000      10,545       8/31/2000      10,380       8/31/2000      10,479
9/30/2000      10,350       9/30/2000      10,226       9/30/2000       9,832       9/30/2000      10,171
10/31/2000     10,040       10/31/2000      9,639       10/31/2000      9,790       10/31/2000      9,717
11/30/2000     10,840       11/30/2000      9,561       11/30/2000      9,018       11/30/2000      8,719
12/31/2000     11,640       12/31/2000     10,486       12/31/2000      9,063       12/31/2000      9,468
1/31/2001      11,270       1/31/2001      10,437       1/31/2001       9,384       1/31/2001       9,961
2/28/2001      12,030       2/28/2001      10,488       2/28/2001       8,528       2/28/2001       9,307
3/31/2001      12,430       3/31/2001      10,351       3/31/2001       7,988       3/31/2001       8,852
4/30/2001      12,190       4/30/2001      10,886       4/30/2001       8,609       4/30/2001       9,545
5/31/2001      12,340       5/31/2001      11,137       5/31/2001       8,667       5/31/2001       9,779
6/30/2001      12,200       6/30/2001      11,056       6/30/2001       8,456       6/30/2001      10,117
7/31/2001      12,470       7/31/2001      10,825       7/31/2001       8,372       7/31/2001       9,569
8/31/2001      12,770       8/31/2001      10,597       8/31/2001       7,848       8/31/2001       9,260
9/30/2001      12,640       9/30/2001       9,523       9/30/2001       7,215       9/30/2001       8,014
10/31/2001     12,767       10/31/2001      9,944       10/31/2001      7,352       10/31/2001      8,483
11/30/2001     13,236       11/30/2001     11,015       11/30/2001      7,916       11/30/2001      9,139
12/31/2001     13,348       12/31/2001     11,444       12/31/2001      7,985       12/31/2001      9,703
1/31/2002      13,840       1/31/2002      11,713       1/31/2002       7,869       1/31/2002       9,602
2/28/2002      13,963       2/28/2002      11,568       2/28/2002       7,717       2/28/2002       9,339
3/31/2002      14,477       3/31/2002      12,637       3/31/2002       8,007       3/31/2002      10,090
4/30/2002      14,823       4/30/2002      12,629       4/30/2002       7,522       4/30/2002      10,182
5/31/2002      15,192       5/31/2002      12,529       5/31/2002       7,466       5/31/2002       9,730
6/30/2002      14,913       6/30/2002      11,567       6/30/2002       6,935       6/30/2002       9,247
7/31/2002      15,338       7/31/2002      10,544       7/31/2002       6,394       7/31/2002       7,851
8/31/2002      15,394       8/31/2002      10,510       8/31/2002       6,436       8/31/2002       7,831
9/30/2002      15,204       9/30/2002       9,644       9/30/2002       5,737       9/30/2002       7,268
10/31/2002     14,935       10/31/2002      9,997       10/31/2002      6,241       10/31/2002      7,501
11/30/2002     14,775       11/30/2002     10,649       11/30/2002      6,609       11/30/2002      8,171
12/31/2002     15,220       12/31/2002     10,296       12/31/2002      6,221       12/31/2002      7,716
1/31/2003      15,148       1/31/2003       9,962       1/31/2003       6,058       1/31/2003       7,502
2/28/2003      14,931       2/28/2003       9,598       2/28/2003       5,967       2/28/2003       7,276
3/31/2003      14,919       3/31/2003       9,688       3/31/2003       6,025       3/31/2003       7,369
4/30/2003      15,184       4/30/2003      10,524       4/30/2003       6,521       4/30/2003       8,068
5/31/2003      16,338       5/31/2003      11,605       5/31/2003       6,865       5/31/2003       8,934
6/30/2003      16,590       6/30/2003      11,857       6/30/2003       6,952       6/30/2003       9,095
7/31/2003      17,119       7/31/2003      12,282       7/31/2003       7,075       7/31/2003       9,665
8/31/2003      17,528       8/31/2003      12,740       8/31/2003       7,213       8/31/2003      10,108
9/30/2003      17,155       9/30/2003      12,345       9/30/2003       7,136       9/30/2003       9,921
10/31/2003     17,756       10/31/2003     13,190       10/31/2003      7,540       10/31/2003     10,754
11/30/2003     18,032       11/30/2003     13,573       11/30/2003      7,606       11/30/2003     11,136
12/31/2003     18,429       12/31/2003     14,176       12/31/2003      8,005       12/31/2003     11,362
1/31/2004      18,645       1/31/2004      14,624       1/31/2004       8,152       1/31/2004      11,855
2/29/2004      19,247       2/29/2004      15,119       2/29/2004       8,265       2/29/2004      11,962
3/31/2004      19,174       3/31/2004      14,979       3/31/2004       8,140       3/31/2004      12,073
4/30/2004      19,018       4/30/2004      14,542       4/30/2004       8,013       4/30/2004      11,458
5/31/2004      19,078       5/31/2004      14,704       5/31/2004       8,123       5/31/2004      11,640
6/30/2004      19,114       6/30/2004      15,037       6/30/2004       8,281       6/30/2004      12,130
7/31/2004      18,693       7/31/2004      14,204       7/31/2004       8,007       7/31/2004      11,313
8/31/2004      18,260       8/31/2004      14,058       8/31/2004       8,039       8/31/2004      11,255
9/30/2004      18,657       9/30/2004      14,481       9/30/2004       8,126       9/30/2004      11,784
10/31/2004     18,717       10/31/2004     14,580       10/31/2004      8,250       10/31/2004     12,016
11/30/2004     19,151       11/30/2004     15,474       11/30/2004      8,584       11/30/2004     13,058
12/31/2004     19,379       12/31/2004     15,992       12/31/2004      8,876       12/31/2004     13,444
1/31/2005      19,190       1/31/2005      15,591       1/31/2005       8,660       1/31/2005      12,883
2/28/2005      19,619       2/28/2005      16,118       2/28/2005       8,842       2/28/2005      13,102
3/31/2005      19,707       3/31/2005      15,882       3/31/2005       8,685       3/31/2005      12,727
4/30/2005      19,619       4/30/2005      15,408       4/30/2005       8,521       4/30/2005      11,998
5/31/2005      19,808       5/31/2005      16,054       5/31/2005       8,792       5/31/2005      12,783
6/30/2005      20,060       6/30/2005      16,382       6/30/2005       8,804       6/30/2005      13,276
7/31/2005      20,098       7/31/2005      17,031       7/31/2005       9,132       7/31/2005      14,117
8/31/2005      20,439       8/31/2005      17,031       8/31/2005       9,049       8/31/2005      13,855
9/30/2005      20,742       9/30/2005      17,317       9/30/2005       9,122       9/30/2005      13,899
10/31/2005     20,388       10/31/2005     16,780       10/31/2005      8,970       10/31/2005     13,467
11/30/2005     20,338       11/30/2005     17,250       11/30/2005      9,309       11/30/2005     14,121
12/31/2005     20,486       12/31/2005     17,340       12/31/2005      9,312       12/31/2005     14,057
1/31/2006      20,695       1/31/2006      18,067       1/31/2006       9,559       1/31/2006      15,317
2/28/2006      20,852       2/28/2006      18,161       2/28/2006       9,585       2/28/2006      15,275
3/31/2006      20,826       3/31/2006      18,448       3/31/2006       9,704       3/31/2006      16,016
4/30/2006      21,074       4/30/2006      18,774       4/30/2006       9,834       4/30/2006      16,013
5/31/2006      21,074       5/31/2006      18,091       5/31/2006       9,551       5/31/2006      15,114
6/30/2006      21,074       6/30/2006      18,053       6/30/2006       9,564       6/30/2006      15,211
7/31/2006      21,166       7/31/2006      18,024       7/31/2006       9,623       7/31/2006      14,716
8/31/2006      21,140       8/31/2006      18,325       8/31/2006       9,852       8/31/2006      15,152
9/30/2006      21,153       9/30/2006      18,656       9/30/2006      10,106       9/30/2006      15,278
10/31/2006     21,179       10/31/2006     19,256       10/31/2006     10,435       10/31/2006     16,158
11/30/2006     21,166       11/30/2006     19,544       11/30/2006     10,634       11/30/2006     16,583
12/31/2006     21,206       12/31/2006     19,747       12/31/2006     10,783       12/31/2006     16,638
1/31/2007      21,111       1/31/2007      20,010       1/31/2007      10,946       1/31/2007      16,917
2/28/2007      21,342       2/28/2007      19,733       2/28/2007      10,732       2/28/2007      16,783
3/31/2007      21,545       3/31/2007      20,057       3/31/2007      10,852       3/31/2007      16,962
4/30/2007      21,464       4/30/2007      20,749       4/30/2007      11,333       4/30/2007      17,267
5/31/2007      21,111       5/31/2007      21,292       5/31/2007      11,728       5/31/2007      17,974
6/30/2007      21,491       6/30/2007      21,125       6/30/2007      11,533       6/30/2007      17,711
7/31/2007      21,979       7/31/2007      20,424       7/31/2007      11,176       7/31/2007      16,500
8/31/2007      22,264       8/31/2007      20,618       8/31/2007      11,343       8/31/2007      16,874
9/30/2007      22,155       9/30/2007      21,184       9/30/2007      11,767       9/30/2007      17,163
10/31/2007     21,898       10/31/2007     21,239       10/31/2007     11,954       10/31/2007     17,656
11/30/2007     22,143       11/30/2007     20,207       11/30/2007     11,455       11/30/2007     16,388
12/31/2007     22,089       12/31/2007     19,924       12/31/2007     11,375       12/31/2007     16,378
1/31/2008      21,805       1/31/2008      18,551       1/31/2008      10,693       1/31/2008      15,261
2/29/2008      22,160       2/29/2008      18,160       2/29/2008      10,346       2/29/2008      14,695
3/31/2008      22,118       3/31/2008      17,909       3/31/2008      10,301       3/31/2008      14,757
4/30/2008      21,763       4/30/2008      18,606       4/30/2008      10,803       4/30/2008      15,375
5/31/2008      22,160       5/31/2008      19,379       5/31/2008      10,942       5/31/2008      16,081
6/30/2008      22,316       6/30/2008      17,717       6/30/2008      10,020       6/30/2008      14,843

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(b)
                        For Periods Ended June 30, 2008
                                                                       Since
                                     1 Year    3 Years    5 Years   Inception(c)
                                     ------    -------    -------   ------------
Hussman Strategic Growth Fund(d)      3.84%      3.62%      6.11%      10.65%
S&P 500 Index                       (13.12%)     4.41%      7.58%       0.03%
Russell 2000 Index                  (16.19%)     3.79%     10.29%       5.10%
--------------------------------------------------------------------------------

(a) Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively. "HSGFX equity investments and cash equivalents only (unhedged)" reflects the performance of the Fund's stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund's unhedged equity investments do not represent a separately available portfolio, and their peformance is presented solely for purposes of comparison and performance attribution.

(b) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Initial public offering of shares was July 24, 2000.

(d) The Fund's expense ratio was 1.11% during its most recent fiscal year ended June 30, 2008.

[LOGO OMITTED] HUSSMAN
                 FUNDS

                          STRATEGIC TOTAL RETURN FUND

      Comparison of the Change in Value of a $10,000 Investment in Hussman
       Strategic Total Return Fund versus the Lehman U.S. Aggregate Index

                              [LINE GRAPH OMITTED]

               Hussman Strategic                 Lehman Brothers
               Total Return Fund               U.S. Aggregate Index
           ------------------------         -------------------------
           9/12/2002
           9/12/2002        $10,000         9/12/2002         $10,000
           9/30/2002          9,960         9/30/2002          10,097
           10/31/2002         9,830         10/31/2002         10,051
           11/30/2002         9,790         11/30/2002         10,048
           12/31/2002        10,230         12/31/2002         10,256
           1/31/2003         10,240         1/31/2003          10,264
           2/28/2003         10,270         2/28/2003          10,406
           3/31/2003         10,177         3/31/2003          10,398
           4/30/2003         10,177         4/30/2003          10,484
           5/31/2003         10,610         5/31/2003          10,679
           6/30/2003         10,681         6/30/2003          10,658
           7/31/2003         10,407         7/31/2003          10,300
           8/31/2003         10,670         8/31/2003          10,368
           9/30/2003         10,977         9/30/2000          10,643
           10/31/2003        10,987         10/31/2003         10,544
           11/30/2003        11,069         11/30/2003         10,569
           12/31/2003        11,233         12/31/2003         10,677
           1/31/2004         11,297         1/31/2004          10,762
           2/29/2004         11,466         2/29/2004          10,878
           3/31/2004         11,689         3/31/2004          10,960
           4/30/2004         11,052         4/30/2004          10,675
           5/31/2004         11,275         5/31/2004          10,632
           6/30/2004         11,267         6/30/2004          10,692
           7/31/2004         11,309         7/31/2004          10,798
           8/31/2004         11,577         8/31/2004          11,004
           9/30/2004         11,714         9/30/2004          11,034
           10/31/2004        11,843         10/31/2004         11,127
           11/30/2004        11,942         11/30/2004         11,038
           12/31/2004        11,963         12/31/2004         11,139
           1/31/2005         11,768         1/31/2005          11,209
           2/28/2005         11,931         2/28/2005          11,143
           3/31/2005         11,817         3/31/2005          11,086
           4/30/2005         11,665         4/30/2005          11,236
           5/31/2005         11,752         5/31/2005          11,358
           6/30/2005         11,987         6/30/2005          11,420
           7/31/2005         11,834         7/31/2005          11,316
           8/31/2005         12,031         8/31/2005          11,461
           9/30/2005         12,415         9/30/2005          11,343
           10/31/2005        12,239         10/31/2005         11,253
           11/30/2005        12,432         11/30/2005         11,303
           12/31/2005        12,681         12/31/2005         11,411
           1/31/2006         12,989         1/31/2006          11,411
           2/28/2006         12,840         2/28/2006          11,449
           3/31/2006         12,850         3/31/2006          11,336
           4/30/2006         13,078         4/30/2006          11,316
           5/31/2006         12,953         5/31/2006          11,304
           6/30/2006         13,067         6/30/2006          11,328
           7/31/2006         13,194         7/31/2006          11,481
           8/31/2006         13,240         8/31/2006          11,657
           9/30/2006         12,986         9/30/2006          11,759
           10/31/2006        13,254         10/31/2006         11,837
           11/30/2006        13,592         11/30/2006         11,974
           12/31/2006        13,398         12/31/2007         11,905
           1/31/2007         13,386         1/31/2007          11,900
           2/28/2007         13,483         2/28/2007          12,083
           3/31/2007         13,495         3/31/2007          12,083
           4/30/2007         13,605         4/30/2007          12,148
           5/31/2007         13,520         5/31/2007          12,056
           6/30/2007         13,520         6/30/2007          12,021
           7/31/2007         13,941         7/31/2007          12,121
           8/31/2007         13,978         8/31/2007          12,270
           9/30/2007         14,423         9/30/2007          12,363
           10/31/2007        14,748         10/31/2007         12,474
           11/30/2007        14,931         11/30/2007         12,698
           12/31/2007        15,087         12/31/2007         12,734
           1/31/2008         15,848         1/31/2008          12,948
           2/29/2008         16,006         2/29/2008          12,966
           3/31/2008         15,809         3/31/2008          13,010
           4/30/2008         15,664         4/30/2008          12,983
           5/31/2008         15,756         5/31/2008          12,887
           6/30/2008         15,849         6/30/2008          12,877

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(a)
                        For Periods Ended June 30, 2008
                                                                      Since
                                         1 Year  3 Years  5 Years  Inception(b)
                                         ------  -------  -------  ------------
Hussman Strategic Total Return Fund(c)   17.23%    9.75%    8.21%     8.27%
Lehman Brothers U.S. Aggregate Index(d)   7.12%    4.09%    3.87%     4.46%
--------------------------------------------------------------------------------

(a) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Initial public offering of shares was September 12, 2002.

(c) The Fund manager has waived its investment advisory fees to the extent necessary to limit the Fund's annual ordinary operating expenses to 0.90% of its average daily net assets. The Fund's performance has been positively affected by these waivers. Absent such waivers, Fund performance would be lower. The Fund's expense ratio was 0.90% through its most recent fiscal year ended June 30, 2008.

(d) The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities.

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS                                            AUGUST 1, 2008
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

      Hussman Strategic Growth Fund achieved its eighth consecutive year of positive total returns in the fiscal year ended June 30, 2008, while Hussman Strategic Total Return Fund achieved its sixth consecutive year of positive total returns. Both Funds have substantially outperformed their respective benchmarks in the most recent fiscal year, and since inception.

      The Strategic Growth Fund has achieved an average annual total return of 10.65% from its inception on July 24, 2000 to June 30, 2008, compared with an average annual total return of 0.03% for the S&P 500 Index over the same period. With regard to periodic losses, the deepest peak-to-trough pullback in the Strategic Growth Fund within this period was -6.98%, compared with -47.41% for the S&P 500 Index. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $22,316, compared with $10,020 for the same investment in the S&P 500 index.

      The Strategic Total Return Fund has achieved an average annual total return of 8.27% from its inception on September 12, 2002 to June 30, 2008, compared with an average annual total return of 4.46% for the Lehman Brothers U.S. Aggregate Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $15,849, compared with $12,877 for the same investment in the Lehman Brothers U.S. Aggregate Index.

      More recently, for the fiscal year ended June 30, 2008, the Strategic Growth Fund achieved a total return of 3.84%, compared with a total return of -13.12% for the S&P 500 Index. For the fiscal year ended June 30, 2008, the Strategic Total Return Fund achieved a total return of 17.23%, compared with a total return of 7.12% for the Lehman Brothers U.S. Aggregate Index.

      The investment objectives of the Hussman Funds are distinctly long-term and "full cycle" in nature, placing very little weight on tracking the market over short periods of time. Because of their emphasis on risk management, Fund returns will periodically behave differently than various market indices. The intent of our risk management is to outperform the major indices over the complete market cycle (bull and bear markets combined), with added emphasis on defending capital in unfavorable market conditions.


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STRATEGIC GROWTH FUND

      Measured from its inception on July 24, 2000 through June 30, 2008, the Strategic Growth Fund has clearly achieved the goal of outperforming the S&P 500 Index over the full market cycle, with smaller periodic losses. In general, the most representative performance measurements for a risk-managed investment approach are those which extend from the peak of one market cycle to the peak of the next, or the trough of one market cycle to the trough of the next.

      During the past fiscal year, the Fund has benefited from the general avoidance of financial stocks. I have been averse to these stocks for a number of years because of a combination of questionable credit quality and very high levels of gross leverage (total assets per dollar of shareholder equity). Prior to the recent turbulence, the earnings of financial companies benefited from this leverage, and financial companies were rewarded with very high market capitalizations relative to shareholder equity (put simply, price-to-book ratios approached three times the historical norm). The weight of financial companies also grew to about one-third the total market capitalization of the S&P 500 Index.

      At present, the Strategic Growth Fund continues to have a far smaller weighting in financial stocks than is reflected in capitalization-weighted indices. The heavy schedule of mortgage loan resets suggests that foreclosures, loan losses and balance-sheet deleveraging have not yet run their course. Moreover, the lines of loan origination activity that produced strong earnings in recent years may be more difficult to resume in the face of higher credit standards and a weaker appetite for debt.

      While the Fund benefited from an avoidance of financial stocks, the early portion of the recent market decline produced significant and indiscriminate losses for technology and consumer-related stocks, particularly in the retail area. Technology stocks have recovered moderately from the weakness in early 2008. However, consumer stocks have continued to lag. During typical market downturns, consumer stocks tend to achieve their lows earlier than other sectors, as nominal consumption spending has never declined on a year-overyear basis, even during recessions. From that standpoint, the sustained pressure on consumer stocks most probably contains an information component, suggesting that private consumption in the coming quarters may be less resilient than in prior economic downturns.

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      Even so, the heavy pressure on consumer stocks has, in some cases,  priced out virtually all future prospects for growth. This has brought a number of stocks to valuations that - despite short-term uncertainties - appear very favorable from a long-term perspective. For that reason, the Strategic Growth Fund continues to invest in a variety of consumer-related equities. The Fund also holds significant weightings in the technology and health-care sectors.

      Finally, commodity-related stocks have achieved unusually strong returns in recent years, helped by downward pressure on real interest rates, U.S. economic strength, and heavy foreign demand. As in past cycles, commodity prices have remained firm even through the initial portion of the recent economic downturn. However, commodities have historically tended to weaken in the face of a difficult economy as demand growth slows and inflation pressure abates. Despite the continued "global demand" theme, I believe it is unlikely that commodities have lost the cyclical tendencies that they have displayed throughout history. As oil prices surged to record highs during the second quarter of 2008, the Fund liquidated the bulk of its position in oil and energy related stocks.

      The table below presents the total returns for the Strategic Growth Fund and S&P 500 Index since the inception of the Fund. In order to assist in attributing the effects of stock selection and hedging on the Fund, the table separately presents the returns of the stock positions and cash equivalents held by the Fund (after expenses), without the impact of hedging transactions.

                                                    HSGFX        S&P 500
        YEAR                        HSGFX       (STOCKS ONLY)     INDEX
        ----------------------------------------------------------------
        2000*                       16.40%           4.86%        -9.37%
        2001                        14.67%           9.13%       -11.89%
        2002                        14.02%         -10.03%       -22.10%
        2003                        21.08%          37.68%        28.68%
        2004                         5.16%          12.81%        10.88%
        2005                         5.71%           8.43%         4.91%
        2006                         3.51%          13.88%        15.79%
        2007                         4.16%           0.89%         5.49%
        2008**                       1.03%         -11.07%       -11.91%
        Since Inception
        (Average annual return)     10.65%           7.48%         0.03%

* July 24, 2000 - December 31, 2000, not annualized
** Year-to-date through June 30, 2008, not annualized

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      The  performance  of the  stocks  held by the  Fund has  generally  been a significant contributor to overall investment performance. Since inception, the average annualized return of the stocks held by the Fund has been 7.48% after expenses, accounting for much of the Fund's 10.65% average annual total return. In recent years, however, investors have had a speculative preference for stocks of lower quality (on the basis of earnings stability and balance sheet characteristics). As a result, the difference in performance between the stocks held by the Fund and the indices we use to hedge has been smaller than we have experienced in the past, and also smaller than I would expect over time. Meanwhile, the Fund's hedging has enhanced long-term returns while significantly reducing volatility and drawdown risk.

A NOTE ON VALUATIONS AND MARKET EXPOSURE

      Since the inception of the Strategic Growth Fund in 2000, the Fund has outperformed the S&P 500 Index by 10.62% (1,062 basis points) annually, on average. The Fund is intended to outperform the stock market over the complete market cycle, with smaller periodic losses than a passive investment strategy. I view the Fund's long-term performance relative to the S&P 500 Index as consistent with that intent; neither disappointing nor extraordinary.

      However, the period since 2000 is very unusual in one respect. Because of the high average level of market valuations during this period, the S&P 500
Index has itself achieved very poor average annual returns. Meanwhile, the measures we use to assess market conditions have encouraged us to hold a much smaller exposure to market risk than we generally expect over typical market cycles.

      Specifically, in historical data, our best performing measures have generally suggested an average exposure to market risk of about 70% over the complete bull-bear cycle. This average exposure reflects some portions of the market cycle that warranted an aggressive investment position - fully invested or partially leveraged - and other portions that warranted a defensive investment position - fully or partially hedged. On average, about half of the average market cycle since 1950 would have warranted an aggressive investment position, and about half in a defensive investment position, based on the measures of valuation and market action we use to define market conditions.

      Since 2000, however, these same measures have suggested an average exposure to market risk of less than 20%, with a defensive stance - fully or partially hedged - established fully 100% of the time. The fact that the S&P

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500 Index has  underperformed  risk-free  Treasury  bills  over the past  decade provides some validation for that defensive stance, but it is important to recognize that our reluctance to accept substantial market risk over the recent cycle has been unusual.

      From the standpoint of discounted long-term cash flows, I currently believe that the S&P 500 Index remains priced to achieve relatively unsatisfactory returns over the coming 5-7 year period. However, substantial market weakness over a shorter period could reduce valuations to the level where expected long-term market returns would appear satisfactory or even compelling. At that point, the Fund is likely to accept a substantially greater level of market risk than it has in recent years. Thus, the defensiveness of the Fund's investment position in recent years should not be viewed as typical.

      Our exposure to market risk is generally proportional to the return that we can expect from such risk. So a more aggressive exposure to risk would, of course, be motivated by expectations of higher total returns over the complete market cycle.

      In short, the recent market cycle warranted less exposure to market risk than I would expect over the long-term. While the performance of the Strategic Growth Fund relative to the S&P 500 Index has been generally consistent with my expectations since the inception of the Fund, the absolute returns of both have been lower than I would expect over the long-term, owing to an environment of rich valuations that is unlikely to persist over time.

STRATEGIC TOTAL RETURN FUND

      For the fiscal year ended June 30, 2008, the Strategic Total Return Fund achieved a total return of 17.23%, compared with a total return of 7.12% in the Lehman Brothers U.S. Aggregate Index.

      The performance of the Fund benefited both from strength in precious metals shares, in which the Fund generally held 10-25% of its assets, and from strength in Treasury Inflation Protected Securities ("TIPS"). The Fund's investments in these asset classes are dependent on the prevailing combination of valuations and market action in each sector. Early in 2008, real yields on TIPS moved to negative levels, as investors sought safety from credit risk as well as inflation protection. The Fund liquidated the bulk of its TIPS holdings into this demand. As the price of gold approached and then exceeded $1000 per ounce, the Fund also liquidated the bulk of its exposure in precious metals shares.

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      Treasury yields remain  relatively  depressed,  providing little incentive for long-duration bond exposures having significant interest rate risk. At the same time, there remains some potential for a renewed flight to safety, as our measures of economic pressure continue to suggest greater risk of a U.S. recession than seems widely anticipated. As of June 2008, the majority of the Fund's investments were in near-term Treasury securities, with an overall portfolio duration of less than 2 years. The Fund also held approximately 15% of its investments in foreign currencies.

      The relatively defensive stance of the Fund is likely to result in modest Fund returns and limited volatility over the near term. However, because the Fund has frequently altered its allocation to various asset classes in response to shifts in valuation and market action, I expect to accept increased interest rate and investment risks as market conditions change, particularly in the event that Treasury yields increase substantially.

      The table below presents the total returns for the Strategic Total Return Fund since inception.

                                       LEHMAN BROTHERS U.S.
YEAR                          HSTRX      AGGREGATE INDEX
-----------------------------------------------------------
2002*                         2.30%           2.56%
2003                          9.80%           4.10%
2004                          6.50%           4.34%
2005                          6.00%           2.43%
2006                          5.66%           4.33%
2007                         12.61%           6.97%
2008**                        5.04%           1.13%
Since Inception
(Average annual return)       8.27%           4.46%

* September 12, 2002 - December 31, 2002, not annualized
** Year-to-date through June 30, 2008, not annualized

PORTFOLIO COMPOSITION AND PERFORMANCE DRIVERS

      As of June 30, 2008, the Strategic Growth Fund had net assets of $3,275,007,964, and held 98 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in information technology (32.5%), consumer discretionary (21.0%), health care (23.8%),

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and consumer staples (12.5%).  The smallest industry weights relative to the S&P
500 Index were in energy (0.4%), financials (0.0%) and utilities (0.0%).

      The Fund's holdings of individual stocks as of June 30, 2008 accounted for $2,946,765,924, or 90.0% of net assets. Against these stock positions, the Fund also held 14,500 option combinations (long put option, short call option) on the S&P 500 Index, 2,400 option combinations on the Nasdaq 100 Index and 9,000 option combinations on the Russell 2000 Index. Each option combination behaves as an interest-bearing short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2008, the S&P 500 Index closed at 1280.00, while the Nasdaq 100 Index and the Russell 2000 Index closed at 1837.09 and 689.66, respectively. The Fund's total hedge therefore represented a short position of $2,917,595,600, thereby hedging 99.0% of the dollar value of the Fund's long investment positions in individual stocks.

      The overall returns on the hedged investment position can be expected to be driven by several factors. First, a hedged position earns the difference in performance between the stocks it holds long (after expenses) and the indices it uses to hedge. In addition, because of the way that options are priced, the combination of a put option and a short call option acts as an interest-bearing short position on the underlying index, and delivers implied interest at a rate close to short-term Treasury yields.

      The strike prices of the long put and short call options held by the Fund may differ, provided that only one strike is "in the money" at the time a given option combination is established. It is possible to improve the defense against market losses by "staggering" these strike prices, placing the strike of the long put option higher than the strike of the short call option, with both strike prices below the level of the corresponding market index when the position is initiated. The potential risk - compared to a "flat hedge" where the strike prices of the put and call options are equal - is limited to a small amount of time premium (generally in the range of 1% of assets, which largely represents interest that would otherwise be earned on the hedge). Because our measures of valuation and market action have been unfavorable in recent months, the Fund has periodically maintained a "staggered strike" hedge in order to better defend against potential market weakness.

      The  Strategic  Growth  Fund  continues  to  be  very   manageable,   with
substantial flexibility to respond to changing market conditions, low market

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impact of trading,  commission costs well below estimated industry averages, and continued reductions in the Fund's expense ratio. The Fund's positions in individual stocks generally represent less than a single day's average trading volume in those securities. The Fund's average market impact of trading (the difference between the last sale at the time of order placement and the actual price at which the Fund's stock transactions are executed) is generally below 0.25%, and the Fund's average commission is 1.5 cents per share, compared with industry averages estimated to be several times that amount. Finally, the Fund's expense ratio during the fiscal year ended June 30, 2008 was 1.11%. According to recent statistics, the average expense ratio among the limited group of mutual funds pursuing similar strategies and classified as "long-short" by Morningstar is 1.76%.

      Though the performance of the Strategic Growth Fund's diversified portfolio cannot be attributed to any narrow group of stocks, the following holdings achieved gains in excess of $15 million during current fiscal year ended June 30, 2008: Research in Motion, Western Digital and Medco Health Solutions. Holdings with losses in excess of $15 million were: Kohl's, Wellcare Health Plans, Dollar Tree Stores, Men's Wearhouse, Omnivision Technologies, Under Armour, Nvidia Corp. and Garmin.

      As of June 30, 2008, the Strategic Total Return Fund had net assets of $330,965,072. Short-term Treasury bills accounted for 36.1% of the Fund's net assets, with Treasury notes, Treasury inflation protected securities and government agency securities representing an additional 44.5% of net assets. Foreign currencies accounted for 14.8% of net assets while precious metals shares accounted for only 1.2% of net assets. The Fund carried a duration of less than 2 years (meaning that a 1% change in interest rates would be expected to impact the Fund's asset value by less than 2% on the basis of bond price fluctuations).

      In the Strategic Total Return Fund, during the fiscal year ended June 30, 2008 portfolio gains in excess of $1 million were achieved in Barrick Gold, Agnico-Eagle Mines, Compania de Minas Buenas ADR, US TIPS 3%, 7/2012, US TIPS 3.375% 1/2012, Goldcorp, US TIPS 2.375% 1/2025, Newmont Mining and Randgold Resources ADR. The Fund experienced no losses in excess of $1 million during the current fiscal year.

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PRESENT CONDITIONS

      Several years ago, I published an article titled "Freight Trains and Steep Curves," noting that corporations and homeowners were becoming increasingly dependent on adjustable-rate debt, and were placing an escalating bet on perpetually low short-term interest rates. I argued at the time that "this doesn't necessarily resolve into immediate risks, but it could profoundly affect the path that the economy and financial markets take during the next few years, by making the unwinding of debt much more abrupt." The near-term inflation risk and longer-term default risk that concerned me at that time are now becoming very evident.

      Despite the substantial turbulence that the financial markets have experienced, the U.S. mortgage market still faces a heavy adjustable-rate reset schedule that will continue well into 2010. Meanwhile, despite substantial write-offs and increasing reserve provisions for bad debt held by U.S. banks, the FDIC noted in its recent quarterly banking profile that reserve growth has not kept pace with non-current loans, driving the "coverage ratio" of U.S. banks (loss reserves to non-current loans) to the lowest level in 15 years.

      My concern is not simply whether financial companies have "priced in" the potential losses. The larger concern is that the losses of capital at financial companies may translate into a reduced ability to make new loans. In effect, the misallocation of capital during the recent housing boom is likely to slow and restrict the ability of the lending markets to recover.

      With regard to the U.S. stock market, corporate earnings have softened considerably, driving the price-to-earnings multiple on the S&P 500 Index well above 20. Unfortunately, the reduced level of earnings for the S&P 500 is at about the level that we would historically expect on the basis of normal long-term profit margins. While price-to-earnings multiples appear much more reasonable on the basis of "forward operating earnings" forecasts from Wall Street analysts, these forecasts do not adjust for the cyclicality of profit margins, and continue to imply a prompt recovery to the record profit margins of recent years.

      In my view, it is difficult to escape the fact that S&P 500 earnings, measured from peak-to-peak across market cycles, have been well contained by a long-term growth trendline rising at about 6% annually. This has remained true in recent decades. On that basis, it is straightforward to estimate the range

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of total  returns for the S&P 500 Index that would result from  applying a range of future price-to-earnings multiples to mid-channel earnings a decade from now. Multiples between 7 and 20 times earnings describe the vast majority of historical observations. Presently, such a calculation implies probable 10-year total returns on the S&P 500 Index of 3-5% annually, with annual total returns of as high as 9% if one assumes a rich future price-to-earnings multiple of 20 a decade from today (as was observed in 1929, 1972 and 1987), and annual total returns close to zero if one assumes a depressed future multiple of 7 (as was observed at the troughs of 1974 and 1982).

      Meanwhile, the U.S. continues to run an enormous current account deficit, requiring the U.S. to import about $2 billion of capital daily from foreigners in order to finance our own gross domestic investment. Indeed, virtually all of the growth in U.S. domestic investment over the past decade has been financed through the import of foreign capital. While the deficit has declined somewhat in recent quarters, this has been matched by a similar decline in gross domestic investment. This is not a coincidence. Historically, there is a clear inverse relationship (nearly one-to-one) between annual changes in the current account deficit and annual changes in gross domestic investment.

      Reducing our enormous current account deficit over time will equate to suppressing the growth rate of U.S. gross domestic investment as well. Most likely, housing will remain the weakest category of domestic investment for several years, while capital spending will continue to expand. In any event, it is important for investors to recognize that a heavy reliance on foreign capital, coupled with lack of fiscal discipline in the U.S., is likely to weigh on the growth potential of real U.S. investment for some time.

      Wall Street continues to take a great deal of comfort from the belief that the global economy, particularly demand from China and India, will limit the prospects for a sustained economic downturn. This same thesis is evident in the recent surge in crude oil prices to record highs, reflecting a universal assumption that strong demand from these developing countries will continue without pause. In my view, the financial markets are overpaying for a wide range of securities on the basis of this "global demand" theme.

      Unfortunately, the record of industrializing countries indicates that cycles of boom and bust are much more common than sustained exponential growth. Indeed, there are already emerging contradictions that challenge the notion of continuous growth from China and other industrializing countries. Such

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contradictions  include  the fact that the  Shanghai  stock index has dropped in half since its highs of last year, while inflation in China has increased enough for the government to raise reserve requirements and impose other monetary restrictions. China's rapid growth has also imposed a significant externality on its people in the form of increasing environmental pollution.

      In recent years, China has maintained rapid growth partly by holding down the rate of appreciation in its currency. As this policy begins to produce inflationary consequences due to increasing resource constraints, China's imposition of monetary restraint may place additional upward pressure on the yuan. Accordingly, U.S. consumers are likely to observe continued import price inflation as either China's prices or its currency appreciate. For the same reasons, the growth rates of China's output and exports can be expected to slow. These factors will most probably combine to gradually reduce the U.S. current account deficit over time.

      Investors can draw several implications from current economic conditions. First, given the relatively contained prospects for long-term returns in the stock and bond markets, periodically hedging or reducing market risk is not likely to forgo substantial long-term returns, and may substantially improve long-term returns during periods of market difficulty. I expect that we will probably observe normal or even depressed stock market valuations within the next few years, at which point the benefits of hedging will diminish, and the potential returns from accepting market risk will improve.

      In the meantime, a variety of obstacles - including a depressed housing market, rising delinquencies and mortgage foreclosures, a wide U.S. current account deficit, and questionable stability of foreign demand - argue against the expectation of a quick resolution to recent market turbulence. Still, these risks should not be expected to translate into immediate or persistent difficulty for the markets. For that reason, I expect that our investment positions in stocks and bonds will tend to vary between moderate and defensive exposures, rather than maintaining a consistently defensive posture.

      Aggressive exposures in the stock and bond markets will eventually be warranted by valuation. In stocks, value is reflected by prices that appear inexpensive in relation to expected future cash flows. In bonds, value is reflected by elevated yields, particularly relative to inflation and economic growth. It is the nature of market conditions to change over time, and there is every reason to expect that opportunities for aggressive investment will emerge

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in the years  ahead.  Meanwhile,  we will  continue to seek total return for the
Funds by varying investment exposure in response to market fluctuations, and by focusing on investments in securities that demonstrate favorable valuation and market action based on our measures.

      As always, the investment positions held by the Funds at any particular time reflect prevailing market conditions, and those positions will shift as market conditions change. I believe that our shareholders continue to be well served by our focus of aligning the market exposure and investment selection of the Funds in response to changing market conditions.

      Sincerely,

      John P. Hussman, Ph.D.

--------------------------------------------------------------------------------
                                                                          | 12 |

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

      Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

      Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most
recent   month   end,   are    available   at   the   Hussman    Funds   website
www.hussmanfunds.com.

      An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds' prospectuses contain this and other important information. To obtain a copy of the Hussman Funds' prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

      The Letter to Shareholders seeks to describe some of the adviser's current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds' adviser with respect to those securities may change at any time.

--------------------------------------------------------------------------------
| 13 |

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------
SECTOR ALLOCATION (% OF TOTAL INVESTMENTS)

[PIE CHART OMITTED]              Information Technology - 32.5%
                                 Health Care - 23.8%
                                 Consumer Discretionary - 21.0%
                                 Consumer Staples - 12.5%
                                 Other - 5.0%
                                 Industrials - 2.3%
                                 Telecommunications Services - 1.7%
                                 Materials - 0.8%
                                 Energy - 0.4%


HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
JUNE 30, 2008 (UNAUDITED)
--------------------------------------------------------------------------------
ASSET ALLOCATION (% OF TOTAL INVESTMENTS)

[PIE CHART OMITTED]              U.S. Treasury Bills - 37.4%
                                 U.S. Treasury Notes - 37.4%
                                 Exchange Traded Funds - 15.3%
                                 U.S. Treasury Inflation-Protection Notes - 7.1%
                                 U.S. Government Agency Obligations - 1.6%
                                 Precious Metal Stocks - 1.2%

--------------------------------------------------------------------------------
                                                                          | 14 |

HUSSMAN INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                           HUSSMAN            HUSSMAN
                                                          STRATEGIC       STRATEGIC TOTAL
                                                         GROWTH FUND        RETURN FUND
                                                       ---------------    ---------------
ASSETS
   Investments in securities:
      At acquisition cost ..........................   $ 3,377,229,482    $   317,746,232
                                                       ===============    ===============
      At value (Note 1) ............................   $ 3,100,747,524    $   319,665,404
   Investments in money market funds ...............       355,202,602         27,812,292
   Cash ............................................           500,000                 --
   Dividends and interest receivable ...............         2,090,893            781,096
   Receivable for investment securities sold .......        36,710,019                 --
   Receivable for capital shares sold ..............         4,290,887          3,204,665
   Other assets ....................................            86,587             17,514
                                                       ---------------    ---------------
      Total Assets .................................     3,499,628,512        351,480,971
                                                       ---------------    ---------------
LIABILITIES
   Dividends payable ...............................                --            154,759
   Written call options, at value (Notes 1 and 4)
      (premiums received $280,340,230) .............       158,261,600                 --
   Payable for investment securities purchased .....        61,313,256         19,952,106
   Payable for capital shares redeemed .............         1,953,632            171,366
   Accrued investment advisory fees (Note 3) .......         2,568,564            150,049
   Payable to administrator (Note 3) ...............           244,400             32,575
   Other accrued expenses and liabilities ..........           279,096             55,044
                                                       ---------------    ---------------
      Total Liabilities ............................       224,620,548         20,515,899
                                                       ---------------    ---------------

NET ASSETS .........................................   $ 3,275,007,964    $   330,965,072
                                                       ===============    ===============

Net assets consist of:
   Paid-in capital .................................   $ 3,200,346,971    $   311,978,627
   Undistributed net investment income .............         3,427,076             27,412
   Undistributed net realized gains from security
      transactions and option contracts ............       225,637,245         17,039,861
   Net unrealized appreciation (depreciation) on
      investments and options ......................      (154,403,328)         1,919,172
                                                       ---------------    ---------------

NET ASSETS .........................................   $ 3,275,007,964    $   330,965,072
                                                       ===============    ===============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......       208,227,484         27,608,469
                                                       ===============    ===============
Net asset value, offering price and redemption
   price per share(a) (Note 1) .....................   $         15.73    $         11.99
                                                       ===============    ===============

(a)   Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
| 15 |

HUSSMAN INVESTMENT TRUST
STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED JUNE 30, 2008
--------------------------------------------------------------------------------

                                                                  HUSSMAN          HUSSMAN
                                                                 STRATEGIC     STRATEGIC TOTAL
                                                                GROWTH FUND      RETURN FUND
                                                              --------------    --------------
INVESTMENT INCOME
   Dividends ..............................................   $   42,518,831    $    1,147,110
   Foreign withholding taxes on dividends .................         (959,800)          (10,543)
   Interest ...............................................               --         5,736,636
                                                              --------------    --------------
      Total Income ........................................       41,559,031         6,873,203
                                                              --------------    --------------
EXPENSES
   Investment advisory fees (Note 3) ......................       28,959,400         1,441,040(a)
   Administration fees (Note 3) ...........................        1,523,495           175,507
   Transfer agent, account maintenance and
      shareholder services fees (Note 3) ..................        1,446,467            99,474
   Fund accounting fees (Note 3) ..........................          205,285            53,412
   Custodian and bank service fees ........................          221,543            31,840
   Professional fees ......................................          126,245            83,145
   Trustees' fees and expenses ............................          102,264           102,264
   Registration and filing fees ...........................          155,681            43,181
   Postage and supplies ...................................          151,983            30,422
   Printing of shareholder reports ........................          102,703            12,603
   Compliance service fees (Note 3) .......................           61,945            10,340
   Insurance expense ......................................           66,640             5,180
   Other expenses .........................................           24,466            10,779
                                                              --------------    --------------
      Total Expenses ......................................       33,148,117         2,099,187
                                                              --------------    --------------

NET INVESTMENT INCOME .....................................        8,410,914         4,774,016
                                                              --------------    --------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
   OPTION CONTRACTS AND FOREIGN CURRENCIES (NOTE 4)
   Net realized gains (losses) from:
      Security transactions ...............................      120,852,054        25,769,121
      Option contracts ....................................      444,750,445                --
      Foreign currency transactions .......................               --          (150,818)
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................     (592,758,662)          131,221
      Option contracts ....................................      125,723,300                --
      Foreign currency translation ........................               --           405,641
                                                              --------------    --------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS,
   OPTION CONTRACTS AND FOREIGN CURRENCIES ................       98,567,137        26,155,165
                                                              --------------    --------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ................   $  106,978,051    $   30,929,181
                                                              ==============    ==============

(a) Includes previously waived investment advisory fees recouped by the Adviser of $158,202 (Note 3).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                          | 16 |

HUSSMAN STRATEGIC GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    YEAR               YEAR
                                                                   ENDED              ENDED
                                                                  JUNE 30,           JUNE 30,
                                                                    2008               2007
                                                              ---------------    ---------------
FROM OPERATIONS
   Net investment income ..................................   $     8,410,914    $    25,856,188
   Net realized gains (losses) from:
      Security transactions ...............................       120,852,054        233,531,062
      Option contracts ....................................       444,750,445       (454,519,908)
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................      (592,758,662)       207,026,921
      Option contracts ....................................       125,723,300         41,102,500
                                                              ---------------    ---------------
Net increase in net assets resulting from operations ......       106,978,051         52,996,763
                                                              ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................       (17,400,612)       (23,489,795)
   From net realized gains ................................      (114,944,646)       (82,737,302)
                                                              ---------------    ---------------
Decrease in net assets from distributions to shareholders .      (132,345,258)      (106,227,097)
                                                              ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................     1,393,246,801      1,059,530,817
   Net asset value of shares issued in reinvestment of
      distributions to shareholders .......................       110,537,588         91,037,302
   Proceeds from redemption fees collected (Note 1) .......         1,327,985          1,117,226
   Payments for shares redeemed ...........................      (923,061,260)    (1,196,239,367)
                                                              ---------------    ---------------
Net increase (decrease) in net assets from capital
   share transactions .....................................       582,051,114        (44,554,022)
                                                              ---------------    ---------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ...................       556,683,907        (97,784,356)

NET ASSETS
   Beginning of year ......................................     2,718,324,057      2,816,108,413
                                                              ---------------    ---------------
   End of year ............................................   $ 3,275,007,964    $ 2,718,324,057
                                                              ===============    ===============

UNDISTRIBUTED NET INVESTMENT INCOME .......................   $     3,427,076    $    12,416,774
                                                              ===============    ===============
CAPITAL SHARE ACTIVITY
   Sold ...................................................        88,512,335         66,736,341
   Reinvested .............................................         7,055,880          5,814,975
   Redeemed ...............................................       (58,798,862)       (75,716,471)
                                                              ---------------    ---------------
   Net increase (decrease) in shares outstanding ..........        36,769,353         (3,165,155)
   Shares outstanding at beginning of year ................       171,458,131        174,623,286
                                                              ---------------    ---------------
   Shares outstanding at end of year ......................       208,227,484        171,458,131
                                                              ===============    ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
| 17 |

HUSSMAN STRATEGIC TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    YEAR               YEAR
                                                                   ENDED              ENDED
                                                                  JUNE 30,           JUNE 30,
                                                                    2008               2007
                                                              ---------------    ---------------
FROM OPERATIONS
   Net investment income ..................................   $     4,774,016    $     5,119,554
   Net realized gains (losses) from:
      Security transactions ...............................        25,769,121            287,748
      Foreign currency transactions .......................          (150,818)            (2,220)
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................           131,221          1,048,972
      Foreign currency translation ........................           405,641           (396,640)
                                                              ---------------    ---------------
Net increase in net assets resulting from operations ......        30,929,181          6,057,414
                                                              ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................        (4,620,392)        (5,212,353)
   From net realized gains ................................        (8,955,458)        (6,811,839)
                                                              ---------------    ---------------
Decrease in net assets from distributions to shareholders .       (13,575,850)       (12,024,192)
                                                              ---------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................       174,234,766         55,949,249
   Net asset value of shares issued in reinvestment of
      distributions to shareholders .......................        12,210,240         10,639,496
   Proceeds from redemption fees collected (Note 1) .......           172,048             76,402
   Payments for shares redeemed ...........................       (47,485,755)       (44,953,233)
                                                              ---------------    ---------------
Net increase in net assets from capital share transactions        139,131,299         21,711,914
                                                              ---------------    ---------------

TOTAL INCREASE IN NET ASSETS ..............................       156,484,630         15,745,136

NET ASSETS
   Beginning of year ......................................       174,480,442        158,735,306
                                                              ---------------    ---------------
   End of year ............................................   $   330,965,072    $   174,480,442
                                                              ===============    ===============

UNDISTRIBUTED NET INVESTMENT INCOME .......................   $        27,412    $        24,469
                                                              ===============    ===============
CAPITAL SHARE ACTIVITY
   Sold ...................................................        14,618,452          5,000,298
   Reinvested .............................................         1,057,339            972,118
   Redeemed ...............................................        (4,051,804)        (4,037,214)
                                                              ---------------    ---------------
   Net increase in shares outstanding .....................        11,623,987          1,935,202
   Shares outstanding at beginning of year ................        15,984,482         14,049,280
                                                              ---------------    ---------------
   Shares outstanding at end of year ......................        27,608,469         15,984,482
                                                              ===============    ===============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                          | 18 |

HUSSMAN STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                               ENDED         ENDED         ENDED         ENDED         ENDED
                                              JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                2008          2007          2006          2005          2004
                                             ----------    ----------    ----------    ----------    ----------
Net asset value at beginning of year ....    $    15.85    $    16.13    $    15.90    $    15.89    $    13.80
                                             ----------    ----------    ----------    ----------    ----------
Income (loss) from investment operations:
   Net investment income (loss) .........          0.04          0.14          0.08          0.06         (0.04)
   Net realized and unrealized gains
      on investments and options ........          0.55          0.16          0.69          0.68          2.13
                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations ........          0.59          0.30          0.77          0.74          2.09
                                             ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income .         (0.09)        (0.13)        (0.05)        (0.03)           --
   Distributions from net realized gains          (0.63)        (0.46)        (0.50)        (0.71)        (0.01)
                                             ----------    ----------    ----------    ----------    ----------
Total distributions .....................         (0.72)        (0.59)        (0.55)        (0.74)        (0.01)
                                             ----------    ----------    ----------    ----------    ----------
Proceeds from redemption
   fees collected (Note 1) ..............          0.01          0.01          0.01          0.01          0.01
                                             ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........    $    15.73    $    15.85    $    16.13    $    15.90    $    15.89
                                             ==========    ==========    ==========    ==========    ==========

Total return(a) .........................         3.84%         1.98%         5.05%         4.95%        15.22%
                                             ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......    $3,275,008    $2,718,324    $2,816,108    $1,835,514    $1,316,703
                                             ==========    ==========    ==========    ==========    ==========

Ratio of expenses to average net assets .         1.11%         1.11%         1.14%         1.24%         1.34%

Ratio of net investment income
   (loss) to average net assets .........         0.28%         0.91%         0.63%         0.44%        (0.39%)

Portfolio turnover rate .................          150%          106%           63%           81%           66%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
| 19 |

HUSSMAN STRATEGIC TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                YEAR          YEAR          YEAR          YEAR          YEAR
                                               ENDED         ENDED         ENDED         ENDED         ENDED
                                              JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                                2008          2007          2006          2005          2004
                                             ----------    ----------    ----------    ----------    ----------
Net asset value at beginning of year ....    $    10.92    $    11.30    $    10.94    $    10.53    $    10.54
                                             ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income ................          0.24          0.32          0.32          0.24          0.21
   Net realized and unrealized gains on
     investments and foreign currencies .          1.59          0.06          0.65          0.42          0.35
                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations ........          1.83          0.38          0.97          0.66          0.56
                                             ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income .         (0.23)        (0.33)        (0.31)        (0.24)        (0.21)
   Distributions from net realized gains          (0.54)        (0.43)        (0.30)        (0.02)        (0.37)
                                             ----------    ----------    ----------    ----------    ----------
Total distributions .....................         (0.77)        (0.76)        (0.61)        (0.26)        (0.58)
                                             ----------    ----------    ----------    ----------    ----------
Proceeds from redemption
   fees collected (Note 1) ..............          0.01          0.00(a)       0.00(a)       0.01          0.01
                                             ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ..........    $    11.99    $    10.92    $    11.30    $    10.94    $    10.53
                                             ==========    ==========    ==========    ==========    ==========

Total return(b) .........................        17.23%         3.46%         9.01%         6.40%         5.49%
                                             ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .......    $  330,965    $  174,480    $  158,735    $  128,156    $  105,308
                                             ==========    ==========    ==========    ==========    ==========

Ratio of net expenses to average
   net assets(c) ........................         0.90%         0.90%         0.90%         0.90%         0.90%

Ratio of net investment income
   to average net assets ................         2.05%         2.86%         2.94%         2.25%         2.34%

Portfolio turnover rate .................          212%           41%           55%           64%          174%

(a)   Amount rounds to less than $0.01 per share.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.92%, 1.01% and 1.17% for the years ended June 30, 2006, 2005 and 2004, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                          | 20 |

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      SHARES   COMMON STOCKS -- 90.0%                                 VALUE
--------------------------------------------------------------------------------
               AEROSPACE & DEFENSE -- 0.8%
     400,000   United Technologies Corp. .....................   $   24,680,000
                                                                 --------------
               BEVERAGES -- 5.6%
   1,650,000   Coca-Cola Co. (The) ...........................       85,767,000
     600,000   Pepsi Bottling Group, Inc. (The) ..............       16,752,000
   1,250,000   Pepsico, Inc. .................................       79,487,500
                                                                 --------------
                                                                    182,006,500
                                                                 --------------
               BIOTECHNOLOGY -- 3.6%
   1,250,000   Amgen, Inc. (a) ...............................       58,950,000
     750,000   Biogen Idec, Inc. (a) .........................       41,917,500
     530,000   Martek Biosciences Corp. (a) ..................       17,866,300
                                                                 --------------
                                                                    118,733,800
                                                                 --------------
               CHEMICALS -- 0.7%
      38,400   BASF SE - ADR .................................        5,279,320
     350,000   Sigma-Aldrich Corp. ...........................       18,851,000
                                                                 --------------
                                                                     24,130,320
                                                                 --------------
               COMMUNICATIONS EQUIPMENT -- 9.1%
   2,000,000   ADC Telecommunications, Inc. (a) ..............       29,540,000
     500,000   Ciena Corp. (a) ...............................       11,585,000
   3,000,000   Cisco Systems, Inc. (a) .......................       69,780,000
     180,000   EchoStar Corp. - Class A (a) ..................        5,619,600
     670,000   NETGEAR, Inc. (a) .............................        9,286,200
   2,000,000   Nokia Corp. - ADR .............................       49,000,000
   1,600,000   Plantronics, Inc. .............................       35,712,000
     750,000   Research in Motion Ltd. (a) ...................       87,675,000
                                                                 --------------
                                                                    298,197,800
                                                                 --------------
               COMPUTERS & PERIPHERALS -- 4.2%
   1,500,000   EMC Corp. (a) .................................       22,035,000
     300,000   International Business Machines Corp. .........       35,559,000
     500,000   Seagate Technology ............................        9,565,000
     500,000   Synaptics, Inc. (a) ...........................       18,865,000
   1,500,000   Western Digital Corp. (a) .....................       51,795,000
                                                                 --------------
                                                                    137,819,000
                                                                 --------------
               DIVERSIFIED CONSUMER SERVICES -- 0.4%
     300,000   Apollo Group, Inc. (a) ........................       13,278,000
                                                                 --------------

               DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.5%
     100,000   BT Group plc - ADR ............................        3,973,000
   1,250,000   Verizon Communications, Inc. ..................       44,250,000
                                                                 --------------
                                                                     48,223,000
                                                                 --------------

--------------------------------------------------------------------------------
| 21 |

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      SHARES   COMMON STOCKS -- 90.0% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.4%
      49,400   FUJIFILM Holdings Corp. - ADR .................   $    1,692,938
     500,000   Jabil Circuit, Inc. ...........................        8,205,000
      40,000   Mettler Toledo International, Inc. (a) ........        3,794,400
                                                                 --------------
                                                                     13,692,338
                                                                 --------------
               ENERGY EQUIPMENT & SERVICES -- 0.4%
     150,000   ENSCO International, Inc. .....................       12,111,000
                                                                 --------------

               FOOD & STAPLES RETAILING -- 1.2%
     291,000   BJ's Wholesale Club, Inc. (a) .................       11,261,700
     360,000   Sysco Corp. ...................................        9,903,600
     600,000   Walgreen Co. ..................................       19,506,000
                                                                 --------------
                                                                     40,671,300
                                                                 --------------
               FOOD PRODUCTS -- 0.5%
     500,000   Archer-Daniels-Midland Co. ....................       16,875,000
                                                                 --------------

               HEALTH CARE EQUIPMENT & SUPPLIES -- 2.2%
     750,000   Arthrocare Corp. (a) ..........................       30,607,500
     250,000   Gen-Probe, Inc. (a) ...........................       11,870,000
     400,000   Hologic, Inc. (a) .............................        8,720,000
     400,000   Medtronic, Inc. ...............................       20,700,000
                                                                 --------------
                                                                     71,897,500
                                                                 --------------
               HEALTH CARE PROVIDERS & SERVICES -- 3.6%
     125,000   AMERIGROUP Corp. (a) ..........................        2,600,000
   1,700,000   Medco Health Solutions, Inc. (a) ..............       80,240,000
     600,000   Patterson Cos., Inc. (a) ......................       17,634,000
     100,000   Pediatrix Medical Group, Inc. (a) .............        4,923,000
     313,000   WellCare Health Plans, Inc. (a) ...............       11,314,950
                                                                 --------------
                                                                    116,711,950
                                                                 --------------
               HOTELS, RESTAURANTS & LEISURE -- 3.2%
     216,000   Brinker International, Inc. ...................        4,082,400
     350,000   Chipotle Mexican Grill, Inc. - Class A (a) ....       28,917,000
     800,000   McDonald's Corp. ..............................       44,976,000
   1,750,000   Starbucks Corp. (a) ...........................       27,545,000
                                                                 --------------
                                                                    105,520,400
                                                                 --------------
               HOUSEHOLD DURABLES -- 0.3%
     200,000   Garmin Ltd. ...................................        8,568,000
                                                                 --------------

               HOUSEHOLD PRODUCTS -- 4.5%
   1,250,000   Colgate-Palmolive Co. .........................       86,375,000
   1,000,000   Procter & Gamble Co. (The) ....................       60,810,000
                                                                 --------------
                                                                    147,185,000
                                                                 --------------

--------------------------------------------------------------------------------
                                                                          | 22 |

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      SHARES   COMMON STOCKS -- 90.0% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
               INTERNET & CATALOG RETAIL -- 3.3%
   1,250,000   Amazon.com, Inc. (a) ..........................   $   91,662,500
     600,000   Netflix, Inc. (a) .............................       15,642,000
                                                                 --------------
                                                                    107,304,500
                                                                 --------------
               IT SERVICES -- 1.6%
      500,000  Cognizant Technology Solutions Corp. -
                  Class A (a) ................................       16,255,000
     750,000   Global Payments, Inc. .........................       34,950,000
                                                                 --------------
                                                                     51,205,000
                                                                 --------------
               LEISURE EQUIPMENT & PRODUCTS -- 0.3%
     279,800   Hasbro, Inc. ..................................        9,994,456
                                                                 --------------

               LIFE SCIENCES TOOLS & SERVICES -- 2.7%
     160,000   Pharmaceutical Product Development, Inc. ......        6,864,000
   1,250,000   Waters Corp. (a) ..............................       80,625,000
                                                                 --------------
                                                                     87,489,000
                                                                 --------------
               MACHINERY -- 0.8%
     100,000   Actuant Corp. .................................        3,135,000
     500,000   Illinois Tool Works, Inc. .....................       23,755,000
                                                                 --------------
                                                                     26,890,000
                                                                 --------------
               MARINE -- 0.6%
     250,000   DryShips, Inc. ................................       20,045,000
                                                                 --------------

               MEDIA -- 0.7%
     750,000   DISH Network Corp. - Class A (a) ..............       21,960,000
     100,000   Gannett Co., Inc. .............................        2,167,000
      50,000   Idearc, Inc. ..................................          117,500
                                                                 --------------
                                                                     24,244,500
                                                                 --------------
               MULTI-LINE RETAIL -- 1.2%
   1,000,000   Kohl's Corp. (a) ..............................       40,040,000
                                                                 --------------

               PHARMACEUTICALS -- 10.5%
   1,650,000   AstraZaneca plc - ADR .........................       70,174,500
     500,000   Eli Lilly & Co. ...............................       23,080,000
     150,000   Forest Laboratories, Inc. (a) .................        5,211,000
     750,000   GlaxoSmithKline plc - ADR .....................       33,165,000
   1,750,000   Johnson & Johnson .............................      112,595,000
     400,000   King Pharmaceuticals, Inc. (a) ................        4,188,000
   2,000,000   Pfizer, Inc. ..................................       34,940,000
     452,000   Sanofi-Aventis - ADR ..........................       15,019,960
     183,000   Shire plc - ADR ...............................        8,990,790
     750,000   Wyeth .........................................       35,970,000
                                                                 --------------
                                                                    343,334,250
                                                                 --------------

--------------------------------------------------------------------------------
| 23 |

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      SHARES   COMMON STOCKS -- 90.0% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 8.7%
     120,000   Advanced Energy Industries, Inc. (a) ..........   $    1,644,000
   1,500,000   Broadcom Corp. - Class A (a) ..................       40,935,000
     547,400   Cabot Microelectronics Corp. (a) ..............       18,146,310
   2,800,000   Intel Corp. ...................................       60,144,000
     500,000   KLA-Tencor Corp. ..............................       20,355,000
   4,000,000   NVIDIA Corp. (a) ..............................       74,880,000
   2,000,000   OmniVision Technologies, Inc. (a) .............       24,180,000
   2,500,000   ON Semiconductor Corp. (a) ....................       22,925,000
   1,050,000   Semtech Corp. (a) .............................       14,773,500
     750,000   Taiwan Semiconductor Manufacturing
                  Co. Ltd. - ADR .............................        8,182,500
                                                                 --------------
                                                                    286,165,310
                                                                 --------------
               SOFTWARE -- 6.8%
     400,000   Adobe Systems, Inc. (a) .......................       15,756,000
   1,000,000   Check Point Software Technologies Ltd. (a) ....       23,670,000
   1,200,000   Citrix Systems, Inc. (a) ......................       35,292,000
   3,000,000   Microsoft Corp. ...............................       82,530,000
   2,750,000   Oracle Corp. (a) ..............................       57,750,000
     250,000   Sybase, Inc. (a) ..............................        7,355,000
                                                                 --------------
                                                                    222,353,000
                                                                 --------------
               SPECIALTY RETAIL -- 7.5%
   2,750,000   Aeropostale, Inc. (a) .........................       86,157,500
   1,750,000   Best Buy Co., Inc. ............................       69,300,000
   2,250,000   Home Depot, Inc. (The) ........................       52,695,000
     400,000   Men's Wearhouse, Inc. (The) ...................        6,516,000
   1,000,000   TJX Cos., Inc. (The) ..........................       31,470,000
                                                                 --------------
                                                                    246,138,500
                                                                 --------------
               TEXTILES, APPAREL & LUXURY GOODS -- 3.0%
     500,000   Fossil, Inc. (a) ..............................       14,535,000
   1,250,000   NIKE, Inc. - Class B ..........................       74,512,500
     350,000   Under Armour, Inc. - Class A (a) ..............        8,974,000
                                                                 --------------
                                                                     98,021,500
                                                                 --------------
               WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
     200,000   Syniverse Holdings, Inc. (a) ..................        3,240,000
                                                                 --------------

               TOTAL COMMON STOCKS (Cost $3,272,030,552) .....   $2,946,765,924
                                                                 --------------

--------------------------------------------------------------------------------
                                                                          | 24 |

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

   CONTRACTS   CALL OPTION CONTRACTS -- 0.2%                          VALUE
--------------------------------------------------------------------------------
      10,000   S&P 500 Index Option, 07/19/2008 at $1,320
                  (Cost $8,515,000) ..........................   $    7,940,000
                                                                 --------------

   CONTRACTS   PUT OPTION CONTRACTS -- 4.5%                           VALUE
--------------------------------------------------------------------------------
       2,400   NASDAQ 100 Index Option, 09/20/2008 at $1,900 .   $   30,021,600
       9,000   Russell 2000 Index Option, 09/20/2008 at $680 .       27,990,000
      10,000   S&P 500 Index Option, 08/16/2008 at $1,290 ....       46,540,000
       4,500   S&P 500 Index Option, 09/20/2008 at $1,350 ....       41,490,000
                                                                 --------------
               TOTAL PUT OPTION CONTRACTS (Cost $96,683,930) .   $  146,041,600
                                                                 --------------

               TOTAL INVESTMENTS AT VALUE -- 94.7%
                  (Cost $3,377,229,482) ......................   $3,100,747,524
                                                                 --------------

      SHARES   MONEY MARKET FUNDS -- 10.8%                            VALUE
--------------------------------------------------------------------------------
 106,560,780   Federated U.S. Treasury Cash Reserve Fund -
                  Institutional Shares, 1.465%(b) ............   $  106,560,780
 248,641,822   First American Government Obligations Fund -
                  Class Y, 1.672%(b) .........................      248,641,822
                                                                 --------------
               TOTAL MONEY MARKET FUNDS (Cost $355,202,602) ..   $  355,202,602
                                                                 --------------

               TOTAL INVESTMENTS AND MONEY MARKET
                  FUNDS AT VALUE -- 105.5%
               (Cost $3,732,432,084) .........................   $3,455,950,126

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.5%)     (180,942,162)
                                                                 --------------

               NET ASSETS -- 100.00% .........................   $3,275,007,964
                                                                 ==============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2008.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
| 25 |

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

                                                        VALUE OF      PREMIUMS
   CONTRACTS   WRITTEN CALL OPTION CONTRACTS            OPTIONS       RECEIVED
--------------------------------------------------------------------------------
       2,400   NASDAQ 100 Index Option,
                  09/20/2008 at $1,900 ...........   $ 16,161,600   $ 42,025,480
       9,000   Russell 2000 Index Option,
                  09/20/2008 at $680 .............     37,080,000     76,486,500
      10,000   S&P 500 Index Option,
                  08/16/2008 at $1,200 ...........     95,660,000    119,985,000
       4,500   S&P 500 Index Option,
                  09/20/2008 at $1,350 ...........      9,360,000     41,843,250
                                                     ------------   ------------
                                                     $158,261,600   $280,340,230
                                                     ============   ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                          | 26 |

HUSSMAN STRATEGIC TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------
      SHARES   COMMON STOCKS -- 1.2%                                  VALUE
--------------------------------------------------------------------------------
               METALS & MINING -- 1.2%
      10,000   Agnico-Eagle Mines Ltd. .......................   $      743,700
      10,000   AngloGold Ashanti Ltd. - ADR ..................          339,400
      10,000   Barrick Gold Corp. ............................          455,000
      10,000   Compania de Minas Buenaventura S.A. - ADR .....          653,700
      10,000   Goldcorp, Inc. ................................          461,700
      10,000   Harmony Gold Mining Co. Ltd. - ADR (a) ........          122,500
      10,000   Newmont Mining Corp. ..........................          521,600
      10,000   Randgold Resources Ltd. - ADR .................          461,800
      10,000   Stillwater Mining Co. (a) .....................          118,300
                                                                 --------------
               TOTAL COMMON STOCKS (Cost $3,894,101) .........   $    3,877,700
                                                                 --------------

      SHARES   EXCHANGE TRADED FUNDS -- 14.8%                         VALUE
--------------------------------------------------------------------------------
      75,000   CurrencyShares British Pound Sterling Trust ...   $   14,991,750
     125,000   CurrencyShares Euro Trust .....................       19,730,000
     150,000   CurrencyShares Japanese Yen Trust (a) .........       14,091,000
                                                                 --------------
               TOTAL EXCHANGE TRADED FUNDS (Cost $48,430,810)    $   48,812,750
                                                                 --------------

   PAR VALUE   U.S. TREASURY OBLIGATIONS -- 79.1%                     VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY BILLS -- 36.1%
$ 20,000,000   Discount note, 1.34%, due 07/10/2008 ..........   $   19,996,000
  50,000,000   Discount note, 1.84%, due 08/21/2008 ..........       49,878,150
  50,000,000   Discount note, 1.54%, due 10/09/2008 ..........       49,746,950
                                                                 --------------
                                                                    119,621,100
                                                                 --------------
               U.S. TREASURY NOTES -- 36.1%
  50,000,000   2.625%, due 05/31/2010 ........................       50,046,900
  70,000,000   3.875%, due 05/15/2018 ........................       69,436,780
                                                                 --------------
                                                                    119,483,680
                                                                 --------------
               U.S. TREASURY INFLATION-PROTECTION NOTES -- 6.9%
  21,642,800   2.00%, due 01/15/2016 .........................       22,802,724
                                                                 --------------

               TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $260,443,425) ........................   $  261,907,504
                                                                 --------------

   PAR VALUE   U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.5%             VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN BANK -- 1.5%
$  5,000,000   5.75%, due 02/23/2017 (Cost $4,977,896) .......   $    5,067,450
                                                                 --------------

               TOTAL INVESTMENTS AT VALUE -- 96.6%
                  (Cost $317,746,232) ........................   $  319,665,404
                                                                 --------------

--------------------------------------------------------------------------------
| 27 |

HUSSMAN STRATEGIC TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      SHARES   MONEY MARKET FUNDS -- 8.4%                             VALUE
--------------------------------------------------------------------------------
   8,343,688   Federated U.S. Treasury Cash Reserve Fund -
                  Institutional Shares, 1.465%(b) ............   $    8,343,688
  19,468,604   First American Government Obligations Fund -
                  Class Y, 1.672%(b) .........................       19,468,604
                                                                 --------------
               TOTAL MONEY MARKETS (Cost $27,812,292) ........   $   27,812,292
                                                                 --------------

               TOTAL INVESTMENTS AND MONEY MARKET
                  FUNDS AT VALUE -- 105.0%
               (Cost $345,558,524) ...........................   $  347,477,696

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.0%)      (16,512,624)
                                                                 --------------

               NET ASSETS -- 100.0% ..........................   $  330,965,072
                                                                 ==============

(a)   Non-income producing security.

(b) Variable rate security. The rate shown is the 7-day effective yield as of June 30, 2008.

ADR - American Depositary Receipt

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                                                          | 28 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund (each, a "Fund", and collectively, the "Funds") are each a diversified series of Hussman Investment Trust (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end managment investment company. Each Fund is authorized to issue an unlimited number of shares.

      As part of the Trust's organization, Hussman Strategic Growth Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc. (the "Adviser") at $10.00 a share on June 20, 2000. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002.

      Hussman Strategic Growth Fund's investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

      Hussman Strategic Total Return Fund's investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

      SECURITIES AND OPTIONS VALUATION -- The Funds' portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are not sales on that day, at the mean of the closing bid and asked

--------------------------------------------------------------------------------
| 29 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

prices. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.

      Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2008, all options held by Hussman Strategic Growth Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges.

      Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and asked prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

      In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

      FUTURES CONTRACTS AND OPTION TRANSACTIONS -- Hussman Strategic Growth Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. Hussman Strategic Total Return Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities. The Fund may also purchase a foreign currency

--------------------------------------------------------------------------------
                                                                          | 30 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

option to establish or modify the Fund's exposure to foreign currencies, or an interest rate futures contract to protect against a decline in the value of its portfolio.

      When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund's Statement of Assets and Liabilities and is subsequently valued. If an index option expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an index option is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

      REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities is monitored on a daily basis to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

      FOREIGN CURRENCY TRANSLATION -- Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

      A. The market values of investment securities and other assets and liabilities are translated at the closing rate on the London Stock Exchange each day.

      B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

      C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

      Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding

--------------------------------------------------------------------------------
| 31 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

      SHARE VALUATION AND REDEMPTION FEES -- The net asset value of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund's assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 1.5%, payable to the applicable Fund, if redeemed within six months of the date of purchase. During the years ended June 30, 2008 and June 30, 2007, proceeds from redemption fees totaled $1,327,985 and $1,117,226, respectively, for Hussman Strategic Growth Fund and $172,048 and $76,402, respectively, for Hussman Strategic Total Return Fund.

      INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

      DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions, losses deferred due to wash sales and treatment for foreign currency transactions.

--------------------------------------------------------------------------------
                                                                          | 32 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      The tax character of distributions paid during the years ended June 30, 2008 and June 30, 2007 was as follows:

                                                               Long-Term
                                       Year      Ordinary        Capital         Total
                                       Ended      Income          Gains      Distributions
------------------------------------------------------------------------------------------
Hussman Strategic Growth Fund         6/30/08   $17,404,351   $114,940,907   $132,345,258
                                      6/30/07   $77,733,245   $ 28,493,852   $106,227,097
Hussman Strategic Total Return Fund   6/30/08   $ 9,244,095   $  4,331,755   $ 13,575,850
                                      6/30/07   $ 9,684,385   $  2,339,807   $ 12,024,192

      SECURITIES TRANSACTIONS -- For financial statement purposes, securities transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

      COMMON EXPENSES -- Expenses of the Trust not attributable solely to one of the Funds are allocated between the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

      ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

      FEDERAL INCOME TAX -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

      In order to avoid imposition of a Federal excise tax applicable to regulated investment companies, it is each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

--------------------------------------------------------------------------------
| 33 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

      The following information is computed on a tax basis for each item as of June 30, 2008:
                                                 HUSSMAN            HUSSMAN
                                                STRATEGIC       STRATEGIC TOTAL
                                               GROWTH FUND        RETURN FUND
                                             ---------------    ---------------
Cost of portfolio investments ............   $ 3,624,167,802    $   345,665,310
                                             ===============    ===============
Gross unrealized appreciation ............   $   263,116,447    $     2,250,835
Gross unrealized depreciation ............      (589,595,723)          (438,449)
                                             ---------------    ---------------
Net unrealized appreciation (depreciation)   $  (326,479,276)   $     1,812,386
Undistributed ordinary income ............        47,055,521          9,170,338
Undistributed long-term gains ............       354,084,748          8,158,480
Other temporary differences ..............                --           (154,759)
                                             ---------------    ---------------
Total accumulated earnings ...............   $    74,660,993    $    18,986,445
                                             ===============    ===============

      The difference between the federal income tax cost of portfolio investments and the financial statement cost for Hussman Strategic Growth Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to option transactions and losses deferred due to wash sales.

      During the year ended June 30, 2008, Hussman Strategic Growth Fund utilized $179,313,026 of capital loss carryforwards to offset current year realized gains.

      For the year ended June 30, 2008, Hussman Strategic Total Return Fund reclassified $150,818 of foreign exchange losses and $137 of ordinary income distributions paid from undistributed net realized gains to undistributed net investment income on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

      The Financial Accounting Standards Board's ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes" provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to

--------------------------------------------------------------------------------
                                                                          | 34 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Based on management's analysis, the application of FIN 48 does not have a material impact on these financial statements. The statute of limitations on the Funds' tax returns remains open for the years ended June 30, 2006 through June 30, 2008.

2.    INVESTMENT TRANSACTIONS

      During the year ended June 30, 2008, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $4,975,281,184 and $4,239,427,965, respectively, for Hussman Strategic Growth Fund and $102,379,249 and $107,845,735, respectively, for Hussman Strategic Total Return Fund.

3.    TRANSACTIONS WITH AFFILIATES

      One of the Trustees and certain officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC ("Ultimus"), the Funds' administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT
      Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays a fee, which is computed and accrued daily and paid monthly, at annual rates of 1.00% of the first $1 billion of its average daily net assets; 0.95% of the next $2 billion of such assets; and 0.90% of such assets in excess of $3 billion. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.55% of the first $500 million of its average daily net assets; and 0.50% of such assets in excess of $500 million.

      Pursuant to an Expense Limitation Agreement with respect to Hussman Strategic Total Return Fund, the Adviser has contractually agreed to waive advisory fees or to absorb operating expenses of the Fund to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of its average daily net assets. During the year ended June 30, 2008, there were no fees waived by the Adviser.

      Any fee waivers or expense reimbursements by the Adviser are subject to repayment by Hussman Strategic Total Return Fund provided the Fund is able

--------------------------------------------------------------------------------
| 35 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. During the year ended June 30, 2008, the Adviser recouped $158,202 of previously waived fees from Hussman Strategic Total Return Fund. As of June 30, 2008, the amount of fee waivers available for recoupment by the Adviser is $4,444. The Adviser may recoup this amount no later than December 31, 2008.

ADMINISTRATION AGREEMENT
      Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

      Under the terms of the Administration Agreement, Ultimus receives a monthly fee from each Fund computed at annual rates of 0.075% on the Fund's average daily net assets up to $500 million; 0.05% on the next $1.5 billion of such assets; 0.04% on the next $1 billion of such assets; and 0.03% on such assets in excess of $3 billion, subject to a per Fund minimum monthly fee of $2,000.

FUND ACCOUNTING AGREEMENT
      Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Ultimus receives from each Fund a monthly base fee of $2,500, plus an asset-based fee computed at annual rates of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses incurred in obtaining valuations of the Funds' portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
      Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from each Fund a

--------------------------------------------------------------------------------
                                                                          | 36 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

monthly fee computed at an annual rate of $17 per account, subject to a per Fund minimum monthly fee of $1,500. For the year ended June 30, 2008, such fees paid by Hussman Strategic Growth Fund and Hussman Strategic Total Return were $858,882 and $54,814, respectively. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses, including, but not limited to, postage and supplies.

      For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing equivalent account maintenance and shareholder services, at an annual rate of not more than $17 per account. During the year ended June 30, 2008, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $587,585 and $44,660, respectively, to financial intermediaries for such services.

COMPLIANCE CONSULTING AGREEMENT
      Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust's Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $1,000 per month, plus an asset-based fee computed at annual rates of .005% of the average value of its aggregate daily net assets in excess of $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

4.    OPTION CONTRACTS WRITTEN

      Transactions in option contracts written by Hussman Strategic Growth Fund during the year ended June 30, 2008 were as follows:

                                                          OPTION             OPTION
                                                         CONTRACTS          PREMIUMS
                                                      ---------------    ---------------
Options outstanding at beginning of year ..........            21,000    $   285,778,500
Options written ...................................           207,300      2,421,006,110
Options cancelled in a closing purchase transaction          (202,400)    (2,426,444,380)
                                                      ---------------    ---------------
Options outstanding at end of year ................            25,900    $   280,340,230
                                                      ===============    ===============

      No contracts were written by Hussman Strategic Total Return Fund during the year ended June 30, 2008.

--------------------------------------------------------------------------------
| 37 |

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
JUNE 30, 2008
--------------------------------------------------------------------------------

5.    BANK LINE OF CREDIT

      Hussman Strategic Growth Fund has an unsecured $10,000,000 bank line of credit. Hussman Strategic Total Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2008, the Funds had no outstanding borrowings under their respective lines of credit.

6.    CONTINGENCIES AND COMMITMENTS

      The Trust's officers and Trustees are entitled to indemnifications from the Funds for certain liabilities that may arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.    NEW ACCOUNTING PRONOUNCEMENT

      In September 2006, FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles resulting from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and expanded disclosures about fair value measurements. As of June 30, 2008, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the Funds' financial statements, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of the measurements reported on the statements of changes in net assets for a fiscal period.

--------------------------------------------------------------------------------
                                                                          | 38 |

HUSSMAN INVESTMENT TRUST
REPORT OF INDEPENDENT REGISTERED
--------------------------------------------------------------------------------
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hussman Investment Trust (comprising Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund) (collectively, the "Funds") as of June 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund of Hussman Investment Trust as of June 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
August 22, 2008

--------------------------------------------------------------------------------
| 39 |

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs:
(1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

      The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2008 - June 30, 2008).

      The table on the following page illustrates each Fund's costs in two ways:

      ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use the information here, together with the amount of your investment, to estimate the expenses that you paid over the period.

      To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading "Expenses Paid During Period."

      HYPOTHETICAL 5% RETURN - This section is intended to help you compare each Fund's costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund's actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

--------------------------------------------------------------------------------
                                                                          | 40 |

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

      More information about each Fund's expenses, including annual expense ratios for the past five years, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund's prospectus.

HUSSMAN STRATEGIC GROWTH FUND

                                    Beginning                         Expenses
                                  Account Value     Account Value    Paid During
                                 January 1, 2008    June 30, 2008      Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,010.30         $5.50
Based on Hypothetical 5% Annual
   Return (before expenses)         $1,000.00         $1,019.39         $5.52

* Expenses are equal to Hussman Strategic Growth Fund's annualized expense ratio of 1.10% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

HUSSMAN STRATEGIC TOTAL RETURN FUND

                                    Beginning                         Expenses
                                  Account Value     Account Value    Paid During
                                 January 1, 2008    June 30, 2008      Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00         $1,050.40         $4.59
Based on Hypothetical 5% Annual
    Return (before expenses)        $1,000.00         $1,020.39         $4.52

* Expenses are equal to Hussman Strategic Total Return Fund's annualized expense ratio of 0.90% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
| 41 |

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

                                                                        Position Held     Length of
Trustee                       Address                             Age   with the Trust    Time Served
-----------------------------------------------------------------------------------------------------
*John P. Hussman, Ph. D.      5136 Dorsey Hall Drive              45    President and     Since
                              Ellicott City, MD  21042                  Trustee           June 2000

David C. Anderson             916 North Oak Park Avenue           57    Trustee           Since
                              Oak Park, IL  60302                                         June 2000

Nelson F. Freeburg            9320 Grove Park Cove                56    Trustee           Since
                              Germantown, TN  38139                                       June 2000

William H. Vanover            838 West Long Lake Road, Suite 100  61    Trustee           Since
                              Bloomfield Hills, MI  48302                                 June 2000

Robert G. Dorsey              225 Pictoria Drive                  51    Vice President    Since
                              Cincinnati, OH  45246                                       June 2000

Mark J. Seger                 225 Pictoria Drive                  46    Treasurer         Since
                              Cincinnati, OH  45246                                       June 2000

John F. Splain                225 Pictoria Drive                  51    Secretary         Since
                              Cincinnati, OH  45246                     and Chief         June 2000
                                                                        Compliance
                                                                        Officer

* Mr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

      Each  Trustee   oversees  two  portfolios  of  the  Trust.  The  principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

      John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser. He was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School from 1992 until 1999.

      David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).

--------------------------------------------------------------------------------
                                                                          | 42 |

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

      William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

      Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC (the Trust's administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust's principal underwriter).

      Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

      John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

      Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI") of each Fund. To obtain a free copy of the SAI of each Fund, please call 1-800-487-7626.


FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2008. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund intend to designate up to a maximum amount of $17,404,351 and $9,244,095, respectively, as taxed at a maximum rate of 15%, as well as $114,940,907 and $4,331,755, respectively, as long-term gain distributions. For the fiscal year ended June 30, 2008, 63% and 6%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund qualified for the dividends received deduction for corporations.

      As required by federal regulations, complete information will be computed and reported in conjunction with your 2008 Form 1099-DIV.

--------------------------------------------------------------------------------
| 43 |

HUSSMAN INVESTMENT TRUST
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC's website at http://www.sec.gov.

      The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------
                                                                          | 44 |

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED)
--------------------------------------------------------------------------------

      The Board of Trustees of the Trust, with the Trustees who are not "interested persons," as defined by the Investment Company Act of 1940, of the Fund (the "Independent Trustees") voting separately, have reviewed and annually approved the continuance of each Fund's Investment Advisory Agreement (the "Agreements") with the Adviser. The most recent approval of the Agreements took place at a meeting held on June 12, 2008, at which all of the Trustees were present in person.

      The Independent Trustees were advised by independent counsel of their obligations in determining whether to approve the continuance of the Agreements, and the Independent Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreements and whether the Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds;
(iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of the Funds' shareholders. The Trustees reviewed the background, qualifications, education and experience of the Adviser's investment professionals and support personnel. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided by the Adviser to the Trust, the Adviser's compliance program, and the Adviser's role in coordinating such services and programs. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and also met in a private session with counsel at which no representatives of the Adviser were present.

      The Adviser provided the Board with extensive information to assist the Trustees in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The Funds' returns were compared to the returns of relevant indices, similarly managed mutual funds, and other pooled investment vehicles. These analyses and comparisons showed that, since the inception of Hussman Strategic Growth Fund, the Fund's stock selection has substantially outperformed the returns of the S&P 500 Index and the Russell 2000 Index, and that the Fund's hedging strategies have generally been successful in

--------------------------------------------------------------------------------
| 45 |

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

enhancing the total returns of the Fund while substantially reducing volatility. Based upon their review, the Trustees found that, since inception, Hussman Strategic Growth Fund has outperformed relevant securities indices with substantially less downside risk than a passive investment approach, and that more recent periods of moderated performance due to hedging have been consistent with the investment objective of the Fund, and commensurate with the reduction in risk achieved. The Trustees, when reviewing the performance of Hussman Strategic Total Return, took note that during its period of operations, the Fund's average annual total return of 8.28% from inception on September 12, 2002 through May 31, 2008 compared favorably to the 4.54% return of the Lehman Brothers U.S. Aggregate Bond Index.

      In reviewing the advisory fees and total expense ratios of the Funds, the Trustees were provided with comparative expense and advisory fee information for mutual funds and other pooled investment vehicles, categorized both by fund size and by investment style. The Trustees took note of the fact that, since Hussman Strategic Growth Fund's inception, its effective advisory fee and its expense ratio have declined as a result of revised advisory fee breakpoints and economies of scale in certain expenses of the Fund. The Trustees concluded that, based upon the investment strategy and the long-term performance of Hussman Strategic Growth Fund, the advisory fees to be paid by Hussman Strategic Growth Fund are reasonable. The Trustees noted that the current effective advisory fee rate (0.97%) and total expense ratio (1.11%) of Hussman Strategic Growth Fund are among the lowest of funds classified by Morningstar as "long-short" funds. It was noted that further growth in net assets of Hussman Strategic Growth Fund would result in even further decline in the effective advisory fee rate. It was the consensus of the Independent Trustees that the breakpoints reflected in the advisory fee schedule are appropriate and allow the Fund to participate in economies of scale commensurate with asset growth.

      With respect to Hussman Strategic Total Return Fund, the Trustees observed that the effective advisory fee rate (0.55%) of Hussman Strategic Total Return Fund compares favorably to its peers in Morningstar "conservative allocation" category, and its total expense ratio is among the lowest of such "conservative allocation" funds. The Independent Trustees concluded that the advisory fees paid by Hussman Strategic Total Return Fund are fair and reasonable when considered in light of the absolute and risk-adjusted performance of the Fund and other relevant factors.

--------------------------------------------------------------------------------
                                                                          | 46 |

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

      The Trustees reviewed a recent balance sheet of the Adviser, a statement of the Adviser's revenues and expenses with respect to the Funds for the year ended December 31, 2007 and for the quarter ended March 31, 2008, and an analysis of the Adviser's profitability with respect to each Fund covering the years 2005, 2006 and 2007. The Independent Trustees concluded, with respect to each Fund, that the Adviser's profitability was not excessive given the high quality and scope of services provided by the Adviser. The Trustees also reviewed the Funds' brokerage costs and noted that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

      The Independent Trustees concluded that: (i) based on a careful review of the investment performance and risk characteristics of the Funds, the effectiveness of the Funds in achieving their stated objectives, and the services provided by the Adviser, the Adviser has provided high quality services to the Funds; (ii) in their view, the nature of the services required by the Funds are broader and more sophisticated than those required by most investment companies because of the nature of the Funds' investment programs, which involve extensive risk-management activities including both hedging and leveraging (depending on the prevailing market environment); (iii) the current effective advisory fee rate of 0.97% for Hussman Strategic Growth Fund compares favorably to the average of 1.25% for other "long-short" funds, as categorized by Morningstar, and, when compared to hedge funds offering similar investment programs, the Fund is much less expensive; (iv) the effective advisory fee rate of 0.55% for Hussman Strategic Total Return Fund compares favorably to that of other funds of similar size investing in similar securities; (v) the scope and quality of services provided by the Adviser, which exceed the norm, support the appropriateness of the advisory fees payable by the Funds; (vi) Hussman Strategic Growth Fund has participated in economies of scale of expenses under its advisory fee structure and is expected to realize further benefits as the Fund's assets increase; (vii) the advisory fee structure of Hussman Strategic Total Return Fund enables that Fund to participate in future economies of scale of expenses to the extent the Fund's assets increase; (viii) Hussman Strategic Growth Fund has one of the lowest total expense ratios among funds classified by Morningstar as "long-short" funds, and the total expense ratio for Hussman Strategic Total Return Fund was also among the lowest among comparable "conservative allocation" funds tracked by Morningstar; and (ix) the Adviser has adopted a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds'

--------------------------------------------------------------------------------
| 47 |

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

brokerage transactions, and does not direct transactions to obtain "soft dollar" services, which has significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios) and increasing the investment returns of the Funds.

      No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Advisory Agreements. Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Funds under the Agreements are fair and reasonable, and determined that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.

--------------------------------------------------------------------------------
                                                                          | 48 |

      [LOGO OMITTED] HUSSMAN
                       FUNDS


                               INVESTMENT ADVISER
                       Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)

                          ADMINISTRATOR/TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                                    CUSTODIAN
                                     US Bank
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                               1900 Scripps Center
                                312 Walnut Street
                             Cincinnati, Ohio 45202

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                This Annual Report is authorized for distribution
                  only if accompanied or preceded by a current
                            Prospectus of the Funds.

ITEM 2.     CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After discussion and evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $59,073 and $57,170 with respect to the registrant's fiscal years ended June 30, 2008 and 2007, respectively.

      (b) AUDIT-RELATED FEES. The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $17,400 and $16,400 with respect to the registrant's fiscal years ended June 30, 2008 and 2007, respectively. The services comprising these fees were selected internal control testing of asset reconciliations, net asset value calculations, shareholder transaction processing and reporting, shareholder account adjustments, shareholder maintenance transactions, and cash reconciliations ($11,800 and $11,100 with respect to the 2008 and 2007 fiscal years, respectively) and review of the registrant's semi-annual report ($5,600 and $5,300 with respect to the 2008 and 2007 fiscal years, respectively).

      (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,500 and $10,000 with respect to the registrant's fiscal years ended June 30, 2008 and 2007, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

      (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

      (e)(1) The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

                o Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters -- $6,000

                o Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules by the SEC, FASB or other regulatory or standard setting bodies -- $6,000

                o Review of the registrant's semi-annual financial statements -- $6,000

                o All tax services provided to the registrant in the aggregate -- $6,000

      (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

      (g) During the fiscal years ended June 30, 2008 and 2007, aggregate non-audit fees of $27,900 and $26,400, respectively, were billed by the registrant's principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant's principal accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

      (h) The principal accountant has not provided any non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH     Code of Ethics

Exhibit 99.CERT         Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT      Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Hussman Investment Trust
             -------------------------------------------------------------------

By (Signature and Title)*           /s/ John P. Hussman
                             ---------------------------------------------------
                                    John P. Hussman, President

Date         August 28, 2008
       -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ John P. Hussman
                             ---------------------------------------------------
                                    John P. Hussman, President

Date         August 28, 2008
       -----------------------------

By (Signature and Title)*           /s/ Mark J. Seger
                             ---------------------------------------------------
                                    Mark J. Seger, Treasurer

Date         August 28, 2008
       -----------------------------

* Print the name and title of each signing officer under his or her signature.